UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 7, 2004

HYPERCOM CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13521	86-0828608

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2851 West Kathleen Road, Phoenix, Arizona	85053

(Address of Principal Executive Offices)	(Zip code)

Registrant’s telephone number, including area code (602) 504-5000

Not Applicable.

(Former Name or Former Address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On October 7, 2004, Hypercom Corporation (“Hypercom”) issued a press release regarding certain expected financial results for the third quarter ended September 30, 2004. Hypercom expects to announce its actual third quarter results on October 29, 2004. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K, including the accompanying exhibit, is being furnished hereunder and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERCOM CORPORATION
Date: October 7, 2004	/s/ John W. Smolak
John W. Smolak
Executive Vice President and Chief Financial and Administrative Officer

INDEX TO EXHIBITS

Exhibit No.	Exhibit
99.1	Press Release dated October 7, 2004